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                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) 03/03/98

                                 TOUR CFG, INC.
                      Formerly Affinity Entertainment, Inc.
             (Exact Name of Registrant as specified in its Charter)

Delaware                           0-12193                    22-2473403
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 (State or other                (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation)                                               Number)

                 15307 Amberly Drive, Suite 170, Tampa, FL 33647
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               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, including area code: 813-975-8180


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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On March 3, 1998, Tour CFG, Inc. filed in the United States Bankruptcy Court, Middle District of Florida, Tampa Division, for Chapter 11 Reorganization. The case has been assigned i.d. #98-03364-8P1.

          On March 3, 1998, Tour CFG, Inc. filed in the United States Bankruptcy Court, Middle District of Florida, Tampa Division, for
          Debtor-In-Possession's Application for employment of Sandler & Sandler, Martin L. Sandler as attorney in the above referenced case.

ITEM 5.   OTHER EVENTS

          The Company is no longer located at 15310 Amberly Drive, Suite 370, Tampa, Florida, 33647. All correspondence should be addressed to 15307 Amberly Drive, Suite 170, Tampa, Florida 33647. The phone number remains 813-975-8180.

ITEM 7.   EXHIBITS

          (99)      Petition for Chapter 11, Reorganization.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 1997
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                                        TOUR CFG, INC.

                                        By:  /s/   Daniel J. Seifried
                                             ------------------------------
                                             Daniel J. Seifried
                                             President